EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Annual Report of IB Acquisition Corp. (the “Company”) on Form 10-K for the year ended September 30, 2024 and 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christy Albeck, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 26, 2024

/s/ Christy Albeck
Name:	Christy Albeck
Title:	Chief Financial Officer (Principal Financial and Accounting Officer)